Exhibit 10.52

Tenant: PREIT Associates, L.P.

Premises: One Commerce Square, Suites 1000 & 1120

FIRST AMENDMENT TO LEASE

THIS FIRST AMENDMENT TO LEASE (this “Amendment”) is entered into as of this 27 day of September, 2019 (the “Effective Date”), between COMMERCE SQUARE PARTNERS - PHILADELPHIA PLAZA, L.P., a Delaware limited partnership (“Landlord”), and PREIT ASSOCIATES, L.P., a Delaware limited partnership (“Tenant”).

RECITALS

WHEREAS, Landlord and Tenant are parties to that certain Lease dated as of December 3, 2018 (the “Lease”), with respect to the Premises containing 44,057 rentable square feet located on the 10th and 11th floors of the building known as One Commerce Square located at 2005 Market Street, Philadelphia, Pennsylvania, as more particularly described in the Lease;

WHEREAS, the Lease provides that Landlord would use commercially reasonable efforts to obtain Substantial Completion by September 1, 2019 and further provides for abatement of Fixed Rent for each date that elapses after the Outside Completion Date until the Substantial Completion of the Lease Improvements, as more particularly set forth in the Lease; and

WHEREAS, Landlord has informed Tenant that Landlord is unable to achieve Substantial Completion by the Outside Completion Date; and

WHEREAS, Landlord and Tenant have reviewed revised construction schedules for the Substantial Completion of the Lease Improvements and Tenant has requested Landlord to proceed with that certain construction schedule set forth on Exhibit A attached hereto (the “Revised Construction Schedule”); and

WHEREAS, Landlord and Tenant desire to amend the Lease as set forth in this Amendment.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant, intending to be legally bound, agree to amend the Lease as follows:

1. Recitals; Definitions. The parties acknowledge the accuracy of the foregoing recitals, which are incorporated by reference herein and are made a part of this Amendment. All capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Lease.

2. Construction Schedule. Landlord shall substantially complete the Leasehold Improvements in substantial conformance with the Revised Construction Schedule by no later than December 20, 2019.

3. Rent Abatement. Notwithstanding anything set forth in Section 3(b) of the Lease to the contrary, if the Substantial Completion of the Lease Improvements occurs on or prior to December 20, 2019 (the “Fixed Abatement Date”), then the rent abatement provided for in Section 3(b) of the Lease for Landlord’s failure to deliver the Premises by the Outside Completion Date shall be equal to seventy-six (76) days (“Fixed Abatement”), which Fixed Abatement shall be in addition to the Abatement Period. For the avoidance of doubt, if the Substantial Completion occurs after the Fixed Abatement Date, then the Fixed Abatement shall not apply and Tenant shall be entitled to an abatement of Fixed Rent calculated in accordance with Section 3(b) of the Lease (in additional to the Abatement Period).

4. Remaining Provisions Unmodified. Except as otherwise expressly modified by this Amendment, all of the terms and provisions of the Lease shall remain in full force and effect and shall continue to apply during the Lease Term (as the same has been extended pursuant to the terms of this Amendment).

5. Miscellaneous.

(a) This Amendment shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns.

(b) Except as expressly modified by this Amendment, the Lease and all of the terms and provisions thereof shall remain unmodified and in full force and effect. The Lease, as modified hereby, is hereby ratified and confirmed in all respects.

(c) In the event of any conflict or inconsistency between the provisions of the Lease and the provisions of this Amendment, the provisions of this Amendment shall control.

(d) This Amendment may be executed by PDF or other electronic format and in any number of counterparts, which counterparts, taken together, shall constitute one and the same instrument. Tenant acknowledges that this Amendment shall not be binding on Landlord until Landlord shall have executed this Amendment and a counterpart thereof shall have been delivered to Tenant.

(e) This Amendment shall be governed by the laws of the Commonwealth of Pennsylvania.

[REMAINDER OF THE PAGE INTENTIONALLY BLANK]

2

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the day and year first above written.

LANDLORD:		TENANT:
COMMERCE SQUARE PARTNERS -		PREIT ASSOCIATES, L.P.
PHILADELPHIA PLAZA, L.P.

By: Brandywine Commerce Sub I LLC, its		By:	/s/ Lisa M. Most
general partner		Name:	Lisa M. Most
		Title:	Senior Vice President
By:	/s/ George Johnstone	Date:	9/27/19
Name:	George Johnstone
Title:	EVP Operations
Date:	10/8/2019

3

EXHIBIT A

Revised Construction Schedule

A-1

Activity ID	Activity Description	Orig Dur	Rem Dur	% Comp	Start	Finish
[illegible]	Apply and Issue Electrical Permit	10	10	0%	[illegible]	[illegible]
[illegible]						
Construction					[illegible]	[illegible]
Phase 1		100	100		[illegible]	[illegible]
[illegible]						
[illegible]	Start Tenant Improvements - 11th Floor (Phase 1)	0	0	0%	[illegible]	
[illegible]	Mobilize, Install Temporary Protection/Establish Site Logistics - 11th Floor (Phase 1)	2	2	0%	[illegible]	[illegible]
[illegible]	Cut, Cap & Remove Existing Plumbing Piping Systems & Fixtures - 11th Floor (Phase 1)	2	2	0%	[illegible]	[illegible]
[illegible]	Cut, Cap & Drop Existing Ductwork & HVAC Piping Systems - 11th Floor (Phase 1)	5	5	0%	[illegible]	[illegible]
[illegible]	Safe-off & Disconnect, Remove Electrical Devices, Fixtures & Wire - 11th Floor (Phase 1)	5	5	0%	[illegible]	[illegible]
[illegible]	Selective Interior Demolition - 11th Floor (Phase 1)	5	5	0%	[illegible]	[illegible]
[illegible]	Load-out Demo'd Materials/Debris, Broom Clean - 11th Floor (Phase 1)	4	4	0%	[illegible]	[illegible]
[illegible]	Layout Walls - 11th Floor (Phase 1)	2	2	0%	[illegible]	[illegible]
[illegible]	Layout & Scan Slab for Electrical Floor Boxes & Furniture Poke Throughs - 11th Floor (Phase 1)	5	5	0%	[illegible]	[illegible]
[illegible]	Layout & Relocate Existing Fan Powered Boxes - 11th Floor (Phase 1)	4	[illegible]	0%	[illegible]	[illegible]
[illegible]	Layout & Rough-in New Electrical Panels, Homeruns and Above Ceiling Conduit & Wire - 11th Floor (Phase 1)	20	20	0%	[illegible]	[illegible]
[illegible]	Layout & Scan Slab, Core Drill for Plumbing Risers - 11th Floor (Phase 1)	3	3	0%	[illegible]	[illegible]
[illegible]	Core Drill & Rough-in Electrical Floor Boxes and Furniture Poke Throughs - 11th Floor (Phase 1)	10	10	0%	[illegible]	[illegible]
[illegible]	Install K-13 Spray Acoustical Insulation @ Exposed Ceiling Area above Interconnecting Stair & Cafe - 11th Floor (Phase 1	5	5	0%	[illegible]	[illegible]
[illegible]	Install Top Track, Frame Drywall Partitions, Drops & Bulkheads - 11th Floor (Phase 1)	[illegible]	[illegible]	0%	[illegible]	[illegible]
[illegible]	Rough-in Install Electrical - 11th Floor (Phase 1)	5	5	0%	[illegible]	[illegible]
[illegible]	Rough-in Sanitary Stacks & Vent Piping - 11th Floor (Phase 1)	5	5	0%	[illegible]	[illegible]
[illegible]	Rough-in HVAC Risers & Laterals for In-Row Cooling Equipment @ Server Room - 11th Floor (Phase 1)	15	15	0%	[illegible]	[illegible]
[illegible]	Field Measure, Fabricate & Deliver Glass Office Fronts - 11th Floor (Phase 1)	40	40	0%	[illegible]	[illegible]
[illegible]	Rough-in Above Ceiling & In-Wall Domestic Water Piping - 11th Floor (Phase 1)	5	5	0%	[illegible]	[illegible]
[illegible]	Rework Sprinklers - 11th Floor (Phase 1)	7	7	0%	[illegible]	[illegible]
[illegible]	Install Wood Blocking & Kitchen Metal - 11th Floor (Phase 1)	3	3	0%	[illegible]	[illegible]
[illegible]	Electrical Rough-in Underwriter's Inspection - 11th Floor (Phase 1)	1	1	0%	[illegible]	[illegible]
[illegible]	Rough-in Fire Alarm Conduit & Wire - 11th Floor (Phase 1)	5	5	0%	[illegible]	[illegible]
[illegible]	Rough-in Tele/Data and Low Voltage Wiring Systems - 11th Floor (Phase 1)	10	10	0%	[illegible]	[illegible]
[illegible]	Plumbing Rough-in & Framing Inspections - 11th Floor (Phase 1)	1	1	0%	[illegible]	[illegible]
[illegible]	Test & Insulate Plumbing Pipe - 11th Floor (Phase 1)	3	3	0%	[illegible]	[illegible]
[illegible]	Rough-in Ductwork - 11th Floor (Phase 1)	7	7	0%	[illegible]	[illegible]
[illegible]	Insulate & Rock Drywall Partitions, Drops & Bulkheads - 11th Floor (Phase 1)	7	7	0%	[illegible]	[illegible]
[illegible]	Rough-in Pneumatic Tubing, T-Stats & Devices for Fan-Powered Boxes - 11th Floor (Phase 1)	5	5	0%	[illegible]	[illegible]
[illegible]	Insulate Ductwork - 11th Floor (Phase 1)	5	5	0%	[illegible]	[illegible]
[illegible]	Frame Drywall Ceilings @ Cafe, Huddle & Conference Rooms - 11th Floor (Phase 1)	5	5	0%	[illegible]	[illegible]
[illegible]	Tape & Finish Drywall Partitions (Level 5 As Required) - 11th Floor (Phase 1)	5	5	0%	[illegible]	[illegible]
[illegible]	Survey Prep & Level Concrete Slab for Office Demountable Glass Partitions - 11th Floor (Phase 1)	10	10	0%	[illegible]	[illegible]
[illegible]	Install Above Ceiling Electric Water Heater EWH-3 - 11th Floor (Phase 1)	2	2	0%	[illegible]	[illegible]
[illegible]	Install Panelboards & Transformers, Terminate & Branch Circuits - 11th Floor (Phase 1)	10	10	0%	[illegible]	[illegible]
[illegible]	Rough-in Downlights LF-01 in Drywall Ceilings @ Cafe - 11th Floor (Phase 1)	3	3	0%	[illegible]	[illegible]
[illegible]	Rough-in Sprinklers in Drywall Ceilings @ Cafe, Huddle & Conference Rooms - 11th Floor (Phase 1)	3	3	0%	[illegible]	[illegible]
[illegible]	Rock, Tape & Finish Drywall Ceilings @ Cafe, Huddle & Conference Rooms - 11th Floor (Phase 1)	5	5	0%	[illegible]	[illegible]
[illegible]	Paint Exposed Ceiling Areas, Prime & Finish Paint (1st Color Coat) Drywall Partitions, Soffits & Ceilings - 11th Floor	10	10	0%	[illegible]	[illegible]
[illegible]	Install Knockdown Door Frames - 11th Floor (Phase 1)	3	3	0%	[illegible]	[illegible]
[illegible]	Install Acoustical Ceiling Grid & Tile Cuts - 11th Floor (Phase 1)	7	7	0%	[illegible]	[illegible]

Start Date: 03/18/19
Finish Date: 01/01/20
Data Date: 04/01/19
Run Date: 04/10/19

Page 2 of 7

Milestone
Remaining Work
Critical Remaining Work
Actual Work

PREIT Headquarters Relocation
One Commerce Square - Floors 10 & 11

Preliminary Project Schedule - Status as of April 1, 2019
Based on Project Award by May 1, 2019 with Phase 1 Construction Starting July 1, 2019 and Phase 2 Construction Starting September 3, 2019

INTECH

Activity ID	Activity Description	Orig Dur	Rem Dur	% Comp	Start	Finish
[illegible]	Install New Fan-Powered Box FPB-11-29 - 11th Floor (Phase 1)	1	1	0%	[illegible]	[illegible]
[illegible]	Make Electrical Connections to Mechanical Equipment - 11th Floor (Phase 1)	[illegible]	7	0%	[illegible]	[illegible]
[illegible]	Install Pneumatic T-Stats & Control Devices - 11th Floor (Phase 1)	5	5	0%	[illegible]	[illegible]
[illegible]	Install Grilles, Registers and Diffusers - 11th Floor (Phase 1)	5	5	0%	[illegible]	[illegible]
[illegible]	Install VCT & Luxury Vinyl Tile - 11th Floor (Phase 1)	5	5	0%	[illegible]	[illegible]
[illegible]	Install Lighting Control Equipment & Devices - 11th Floor (Phase 1)	10	10	0%	[illegible]	[illegible]
[illegible]	Install LED Recessed Light Fixtures @ Acoustical Ceiling Grid - 11th Floor (Phase 1)	10	10	0%	[illegible]	[illegible]
[illegible]	Install Sprinkler Escutcheon Plates, Finishes & Trim - 11th Floor (Phase 1)	5	5	0%	[illegible]	[illegible]
[illegible]	Install Fire Alarm Equipment & Devices - 11th Floor (Phase 1)	5	5	0%	[illegible]	[illegible]
[illegible]	Programming and Startup ATC System - 11th Floor (Phase 1)	5	5	0%	[illegible]	[illegible]
[illegible]	Install Tele/Data Equipment and Outlets - 11th Floor (Phase 1)	10	10	0%	[illegible]	[illegible]
[illegible]	Install Pendant/Uncontained and Surface Mounted Light Fixtures - 11th Floor (Phase 1)	10	10	0%	[illegible]	[illegible]
[illegible]	Install Pendant Fixtures LF-10 @ Exposed Ceiling above Interconnecting Stair & Cafe - 11th Floor (Phase 1)	10	10	0%	[illegible]	[illegible]
[illegible]	Install In-Row Cooling Equipment @ Server Room (By Tenant) - 11th Floor (Phase 1)	3	3	0%	[illegible]	[illegible]
[illegible]	Install Trim-out Electrical Devices - 11th Floor (Phase 1)	10	10	0%	[illegible]	[illegible]
[illegible]	Install Glass Office Fronts - 11th Floor (Phase 1)	10	10	0%	[illegible]	[illegible]
[illegible]	Install Millwork - 11th Floor (Phase 1)	10	10	0%	[illegible]	[illegible]
[illegible]	Make Final Piping Connections to Tenant Furnished In-Row Cooling Equipment @ Server Room - 11th Floor (Phase 1)	2	2	0%	[illegible]	[illegible]
[illegible]	Install Motorized Window Shades @ Interconnecting Stair - 11th Floor (Phase 1)	3	3	0%	[illegible]	[illegible]
[illegible]	Install Wood Paneling @ Cafe Soffit & Fascia (above Cabinets) - 11th Floor (Phase 1)	3	3	0%	[illegible]	[illegible]
[illegible]	Install UPS Equipment (By Tenant) - 11th Floor (Phase 1)	5	5	0%	[illegible]	[illegible]
[illegible]	Above Ceiling Inspections & Punch Lists - 11th Floor (Phase 1)	5	5	0%	[illegible]	[illegible]
[illegible]	Install Carpet Tile - 11th Floor (Phase 1)	7	7	0%	[illegible]	[illegible]
[illegible]	Pull & Terminate Primary Feeders to Tenant Furnished UPS Equipment - 11th Floor (Phase 1)	2	2	0%	[illegible]	[illegible]
[illegible]	Receive & Paint Wood Doors - 11th Floor (Phase 1)	2	2	0%	[illegible]	[illegible]
[illegible]	Install Sound Absorbing Acoustic Ceiling Panels AP-01 @ Cafe - 11th Floor (Phase 1)	5	5	0%	[illegible]	[illegible]
[illegible]	Startup and Check-out Mechanical Equipment - 11th Floor (Phase 1)	10	10	0%	[illegible]	[illegible]
[illegible]	Install Doors & Hardware - 11th Floor (Phase 1)	3	3	0%	[illegible]	[illegible]
[illegible]	Install Plumbing Fixtures (Undercabinet Water Heater EWH2, Sinks, Faucets, etc.) @ Cafe & Wellness Room - 11th Floor (Ph	2	2	0%	[illegible]	[illegible]
[illegible]	Install Ceramic Wall Tile - 11th Floor (Phase 1)	5	5	0%	[illegible]	[illegible]
[illegible]	Install Appliances @ Cafe - 11th Floor (Phase 1)	2	2	0%	[illegible]	[illegible]
[illegible]	Develop and Complete Work to Complete List - 11th Floor (Phase 1)	5	5	0%	[illegible]	[illegible]
[illegible]	Install Glass Partition @ Huddle & Conference Room - 11th Floor (Phase 1)	5	5	0%	[illegible]	[illegible]
[illegible]	Touch-up Drywall, Final Paint (2nd Color Coat) - 11th Floor (Phase 1)	5	5	0%	[illegible]	[illegible]
[illegible]	Install Acoustical Ceiling Tile - 11th Floor (Phase 1)	5	5	0%	[illegible]	[illegible]
[illegible]	Install Rubber Base - 11th Floor (Phase 1)	3	3	0%	[illegible]	[illegible]
[illegible]						
[illegible]	Mobilize, Install Temporary Protection/Establish Site Logistics - 10th Floor (Phase 1)	2	2	0%	[illegible]	[illegible]
[illegible]	Cut, Cap & Remove Existing Plumbing Piping Systems & Fixtures - 10th Floor (Phase 1)	2	2	0%	[illegible]	[illegible]
[illegible]	Cut, Cap & Drop Existing Ductwork & HVAC Piping Systems - 10th Floor (Phase 1)	5	5	0%	[illegible]	[illegible]
[illegible]	Selective Interior Demolition - 10th Floor (Phase 1)	5	5	0%	[illegible]	[illegible]
[illegible]	Safe-off & Disconnect, Remove Electrical Devices, Fixtures & Wire - 10th Floor (Phase 1)	5	5	0%	[illegible]	[illegible]
[illegible]	Load-out Demo'd Materials/Debris, Broom Clean - 10th Floor (Phase 1)	4	4	0%	[illegible]	[illegible]
[illegible]	Layout Walls - 10th Floor (Phase 1)	2	2	0%	[illegible]	[illegible]
[illegible]	Layout & Relocate Existing Fan-Powered Boxes - 10th Floor (Phase 1)	3	3	0%	[illegible]	[illegible]
[illegible]	Layout & Rough-in New Electrical Panel, Homeruns and Above Ceiling Conduit & Wire - 10th Floor (Phase 1)	18	18	0%	[illegible]	[illegible]
[illegible]	Layout & Scan Slab, Core Drill for Plumbing Risers - 10th Floor (Phase 1)	3	3	0%	[illegible]	[illegible]

Start Date: 03/18/19
Finish Date: 01/01/20
Data Date: 04/01/19
Run Date: 04/10/19

Page 3 of 7

Milestone
Remaining Work
Critical Remaining Work
Actual Work

PREIT Headquarters Relocation
One Commerce Square - Floors 10 & 11

Preliminary Project Schedule - Status as of April 1, 2019
Based on Project Award by May 1, 2019 with Phase 1 Construction Starting July 1, 2019 and Phase 2 Construction Starting September 3, 2019

INTECH

A-2

Activity ID	Activity Description	Orig Dur	Rem Dur	% Comp	Start	Finish
00-C-100250	Rough-in Sanitary Stacks & Vent Piping - 10th Floor (Phase 1)	[illegible]	[illegible]	0%	[illegible]	[illegible]
00-C-100275	Install Top Track, Frame Drywall Partitions, Drops & Bulkheads - 10th Floor (Phase 1)	[illegible]	[illegible]	0%	[illegible]	[illegible]
00-C-100300	Rough-in In-wall Electrical - 10th Floor (Phase 1)	[illegible]	[illegible]	0%	[illegible]	[illegible]
00-C-100325	Rough-in In-Wall Plumbing & Domestic Water Piping - 10th Floor (Phase 1)	[illegible]	[illegible]	0%	[illegible]	[illegible]
00-C-100350	Rework Sprinklers - 10th Floor (Phase 1)	[illegible]	[illegible]	0%	[illegible]	[illegible]
00-C-100375	Install Wood Blocking & Kitchen Metal - 10th Floor (Phase 1)	[illegible]	[illegible]	0%	[illegible]	[illegible]
00-C-100400	Electrical Rough-in/Underwriter's Inspection - 10th Floor (Phase 1)	[illegible]	[illegible]	0%	[illegible]	[illegible]
00-C-100425	Plumbing Rough-in & Framing Inspections - 10th Floor (Phase 1)	[illegible]	[illegible]	0%	[illegible]	[illegible]
00-C-100450	Insulate & Rock Drywall Partitions, Drops & Bulkheads - 10th Floor (Phase 1)	[illegible]	[illegible]	0%	[illegible]	[illegible]
00-C-100475	Rough-in Ductwork - 10th Floor (Phase 1)	[illegible]	[illegible]	0%	[illegible]	[illegible]
00-C-100500	Insulate Ductwork - 10th Floor (Phase 1)	[illegible]	[illegible]	0%	[illegible]	[illegible]
00-C-100525	Tape & Finish Drywall Partitions (Level 5 As Required) - 10th Floor (Phase 1)	[illegible]	[illegible]	0%	[illegible]	[illegible]
00-C-100550	Install Knockdown Door Frames - 10th Floor (Phase 1)	[illegible]	[illegible]	0%	[illegible]	[illegible]
00-C-100575	Prime & Finish Paint (1st Color Coat) Drywall Partitions, Soffits & Ceilings - 10th Floor (Phase 1)	[illegible]	[illegible]	0%	[illegible]	[illegible]
00-C-100600	Install Support Steel for Telescoping Glass and Operable Partitions - 10th Floor (Phase 1)	[illegible]	[illegible]	0%	[illegible]	[illegible]
00-C-100625	Install Luxury Vinyl Tile - 10th Floor (Phase 1)	[illegible]	[illegible]	0%	[illegible]	[illegible]
00-C-100650	Install Acoustical Ceiling Grid & Tile Cuts - 10th Floor (Phase 1)	[illegible]	[illegible]	0%	[illegible]	[illegible]
00-C-100675	Install Sprinkler Escutcheon Plates, Finishes & Trim - 10th Floor (Phase 1)	[illegible]	[illegible]	0%	[illegible]	[illegible]
00-C-100700	Install Acoustical Ceiling Tile - 10th Floor (Phase 1)	[illegible]	[illegible]	0%	[illegible]	[illegible]
00-C-100725	Install Grilles, Registers and Diffusers - 10th Floor (Phase 1)	[illegible]	[illegible]	0%	[illegible]	[illegible]
00-C-100750	Install Trim-out Electrical Devices - 10th Floor (Phase 1)	[illegible]	[illegible]	0%	[illegible]	[illegible]
00-C-100775	Install Light Fixtures @ Acoustical Ceiling Grid - 10th Floor (Phase 1)	[illegible]	[illegible]	0%	[illegible]	[illegible]
00-C-100800	Install Tele/Data Outlets - 10th Floor (Phase 1)	[illegible]	[illegible]	0%	[illegible]	[illegible]
00-C-100825	Install Motor Track Assembly for Telescopic Glass Partition - 10th Floor (Phase 1)	[illegible]	[illegible]	0%	[illegible]	[illegible]
00-C-100850	Install Millwork - 10th Floor (Phase 1)	[illegible]	[illegible]	0%	[illegible]	[illegible]
00-C-100875	Install Carpet Tile - 10th Floor (Phase 1)	[illegible]	[illegible]	0%	[illegible]	[illegible]
00-C-100900	Install Motor Track Assembly for Operable Partition - 10th Floor (Phase 1)	[illegible]	[illegible]	0%	[illegible]	[illegible]
00-C-100925	Touch-up Drywall, Final Paint (2nd Color Coat) - 10th Floor (Phase 1)	[illegible]	[illegible]	0%	[illegible]	[illegible]
[illegible]						
00-C-115000	Install Steel Framing (underside of 11th Floor) for Facade Reinforcing - Intercommunicating Stair (Phase 1)	[illegible]	[illegible]	0%	[illegible]	[illegible]
00-C-115050	Install Shoring (As Needed); Layout, Sawcut & Remove 11th Floor Slab - Intercommunicating Stair (Phase 1)	[illegible]	[illegible]	0%	[illegible]	[illegible]
00-C-115075	Install Steel Framing Angle & Guardrail Standoff Supports @ 11th Floor Slab Opening - Intercommunicating Stair (Phase	[illegible]	[illegible]	0%	[illegible]	[illegible]
00-C-115100	Prep & Pour Slab Infills @ 11th Floor Stair Opening - Intercommunicating Stair (Phase 1)	[illegible]	[illegible]	0%	[illegible]	[illegible]
00-C-115125	Receive, Assemble & Erect Structural Steel Stringers & Stair Treads - Intercommunicating Stair (Phase 1)	[illegible]	[illegible]	0%	[illegible]	[illegible]
00-C-115150	Patch Sprayed Fireproofing - Intercommunicating Stair (Phase 1)	[illegible]	[illegible]	0%	[illegible]	[illegible]
00-C-115175	Install Cold-Formed Metal Framing & Sheathing for Stair Plinth - Intercommunicating Stair (Phase 1)	[illegible]	[illegible]	0%	[illegible]	[illegible]
00-C-115200	Field Measure, Fabricate & Deliver Glass Guardrail - Intercommunicating Stair (Phase 1)	[illegible]	[illegible]	0%	[illegible]	[illegible]
00-C-115225	Frame Drywall Soffits & Fascia - Intercommunicating Stair (Phase 1)	[illegible]	[illegible]	0%	[illegible]	[illegible]
00-C-115250	Field Measure, Fabricate & Deliver Precast Terrazzo Landing & Stair Treads - Intercommunicating Stair (Phase 1)	[illegible]	[illegible]	0%	[illegible]	[illegible]
00-C-115275	Receive, Install & Trim-out Showcase/Pop-up Area Millwork - Intercommunicating Stair (Phase 1)	[illegible]	[illegible]	0%	[illegible]	[illegible]
00-C-115300	Rock Perimeter Drywall Fascia - Intercommunicating Stair (Phase 1)	[illegible]	[illegible]	0%	[illegible]	[illegible]
00-C-115325	Tape & Finish Drywall Fascia - Intercommunicating Stair (Phase 1)	[illegible]	[illegible]	0%	[illegible]	[illegible]
00-C-115350	Install Precast Terrazzo Landing & Stair Treads - Intercommunicating Stair (Phase 1)	5	5	0%	[illegible]	[illegible]
00-C-115375	Prime & Finish Paint Drywall Fascia - Intercommunicating Stair (Phase 1)	2	2	0%	[illegible]	[illegible]
00-C-115400	Install Perforated Metal Wall Panels (CL-1) - Intercommunicating Stair (Phase 1)	7	7	0%	[illegible]	[illegible]
00-C-115425	Install Motorized Window Shades @ 10th Floor - Intercommunicating Stair (Phase 1)	2	2	0%	[illegible]	[illegible]
00-C-115450	Install Glass Guardrail & Metal Railing - Intercommunicating Stair (Phase 1)	5	5	0%	[illegible]	[illegible]

Start Date: 03/18/19
Finish Date: 01/07/20
Data Date: 04/01/19
Run Date: 04/10/19

Page 4 of 7

Milestone
Remaining Work
Actual Milestone
Actual Work

PREIT Headquarters Relocation
One Commerce Square - Floors 10 & 11

Preliminary Project Schedule - Status as of April 1, 2019
Based on Project Award by May 1, 2019 with Phase 1 Construction Starting July 1, 2019 and Phase 2 Construction Starting September 3, 2019

INTECH

Activity ID	Activity Description	Orig Dur	Rem Dur	% Comp	Start	Finish
[illegible]						
00-C-119000	Programming, Test & Certify Fire Alarm System - 11th Floor (Phase 1)	[illegible]	[illegible]	0%	[illegible]	[illegible]
00-C-119025	Landlord/Architect Walk-Through; Develop and Issue Punch List - 11th Floor (Phase 1)	[illegible]	[illegible]	0%	[illegible]	[illegible]
00-C-119050	Test & Balance HVAC System - 11th Floor (Phase 1)	[illegible]	[illegible]	0%	[illegible]	[illegible]
00-C-119075	Tenant FF & E - 11th Floor (Phase 1)	[illegible]	[illegible]	0%	[illegible]	[illegible]
00-C-119100	Address Landlord/Architect Punch List, Final Cleaning - 11th Floor (Phase 1)	[illegible]	[illegible]	0%	[illegible]	[illegible]
00-C-119125	Install Electrical Devices & Low Voltage Equipment @ Tenant Furniture - 11th Floor (Phase 1)	[illegible]	[illegible]	0%	[illegible]	[illegible]
00-C-119150	L & I Final Inspections/Issue Certificate of Occupancy - 11th Floor (Phase 1)	[illegible]	[illegible]	0%	[illegible]	[illegible]
00-C-119175	FF & E Complete/Ready for Tenant Move-in - 11th Floor (Phase 1)	[illegible]	[illegible]	0%	[illegible]	[illegible]
00-C-119200	Substantial Completion - 11th Floor (Phase 1)	[illegible]	[illegible]	0%	[illegible]	[illegible]
00-C-119225	Landlord/Architect Final Walk-Through & Re-inspection - 11th Floor (Phase 1)	[illegible]	[illegible]	0%	[illegible]	[illegible]
00-C-119250	Address Landlord/Architect Final Punch List Items, Touch-up Cleaning - 11th Floor (Phase 1)	[illegible]	[illegible]	0%	[illegible]	[illegible]
00-C-119275	Tenant Final Walk-Through & Inspection - 11th Floor (Phase 1)	[illegible]	[illegible]	0%	[illegible]	[illegible]
00-C-119300	Address Tenant Final Punch List Items - 11th Floor (Phase 1)	[illegible]	[illegible]	0%	[illegible]	[illegible]
Phase 2		[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]						
00-C-[illegible]	Start Phase 2 Tenant Improvements - 10th Floor (Phase 2)	0	0	0%	[illegible]	
00-C-105025	Mobilize, Install Temporary Protection/Establish Site Logistics - 10th Floor (Phase 2)	[illegible]	[illegible]	0%	[illegible]	[illegible]
00-C-105050	Cut, Cap & Remove Existing Plumbing Piping Systems & Fixtures - 10th Floor (Phase 2)	[illegible]	[illegible]	0%	[illegible]	[illegible]
00-C-105075	Cut, Cap & Drop Existing Ductwork & HVAC Piping Systems - 10th Floor (Phase 2)	[illegible]	[illegible]	0%	[illegible]	[illegible]
00-C-105100	Safe-off & Disconnect; Remove Electrical Devices, Fixtures & Wire - 10th Floor (Phase 2)	[illegible]	[illegible]	0%	[illegible]	[illegible]
00-C-105125	Selective Interior Demolition - 10th Floor (Phase 2)	[illegible]	[illegible]	0%	[illegible]	[illegible]
00-C-105150	Load-out Demo'd Materials/Debris, Broom Clean - 10th Floor (Phase 2)	[illegible]	[illegible]	0%	[illegible]	[illegible]
00-C-105175	Rework Sprinklers - 10th Floor (Phase 2)	[illegible]	[illegible]	0%	[illegible]	[illegible]
00-C-105200	Layout Walls - 10th Floor (Phase 2)	[illegible]	[illegible]	0%	[illegible]	[illegible]
00-C-105225	Layout & Rough-in New Electrical Panels, Homeruns and Above Ceiling Conduit & Wire, 10th Floor (Phase 2)	[illegible]	[illegible]	0%	[illegible]	[illegible]
00-C-105275	Layout & Relocate Existing Fan-Powered Boxes - 10th Floor (Phase 2)	[illegible]	[illegible]	0%	[illegible]	[illegible]
00-C-105300	Rough-in Ductwork - 10th Floor (Phase 2)	[illegible]	[illegible]	0%	[illegible]	[illegible]
00-C-105325	Install Top Track, Frame Drywall Partitions, Drops & Bulkheads - 10th Floor (Phase 2)	[illegible]	[illegible]	0%	[illegible]	[illegible]
00-C-105350	Layout & Scan Slab, Core Drill for Plumbing Risers - 10th Floor (Phase 2)	[illegible]	[illegible]	0%	[illegible]	[illegible]
00-C-105375	Layout & Scan Slab for Electrical Floor Boxes & Furniture Poke-Throughs - 10th Floor (Phase 2)	[illegible]	[illegible]	0%	[illegible]	[illegible]
00-C-105400	Rough-in In-wall Electrical - 10th Floor (Phase 2)	[illegible]	[illegible]	0%	[illegible]	[illegible]
00-C-105425	Rough-in Sanitary Stacks & Vent Piping - 10th Floor (Phase 2)	[illegible]	[illegible]	0%	[illegible]	[illegible]
00-C-105450	Rough-in In-Wall Plumbing & Domestic Water Piping - 10th Floor (Phase 2)	[illegible]	[illegible]	0%	[illegible]	[illegible]
00-C-105475	Core Drill & Rough-in Electrical Floor Boxes and Furniture Poke Throughs - 10th Floor (Phase 2)	[illegible]	[illegible]	0%	[illegible]	[illegible]
00-C-105500	Install New Fan-Powered Boxes FPB-10-27 thru FPB 10-33 - 10th Floor (Phase 2)	[illegible]	[illegible]	0%	[illegible]	[illegible]
00-C-105525	Install Wood Blocking & Kitchen Metal - 10th Floor (Phase 2)	[illegible]	[illegible]	0%	[illegible]	[illegible]
00-C-105550	Insulate Ductwork - 10th Floor (Phase 2)	[illegible]	[illegible]	0%	[illegible]	[illegible]
00-C-105575	Rough-in Pneumatic Tubing, T-Stats & Devices for Fan-Powered Boxes - 10th Floor (Phase 2)	[illegible]	[illegible]	0%	[illegible]	[illegible]
00-C-105600	Rough-in Fire Alarm Conduit & Wire - 10th Floor (Phase 2)	[illegible]	[illegible]	0%	[illegible]	[illegible]
00-C-105625	Rough-in Tele/Data and Low Voltage Wiring Systems - 10th Floor (Phase 2)	[illegible]	[illegible]	0%	[illegible]	[illegible]
00-C-105650	Field Measure, Fabricate & Deliver Glass Office Fronts - 10th Floor (Phase 2)	[illegible]	[illegible]	0%	[illegible]	[illegible]
00-C-105675	Test & Insulate Plumbing Pipe - 10th Floor (Phase 2)	[illegible]	[illegible]	0%	[illegible]	[illegible]
00-C-105700	Electrical Rough-in/Underwriter's Inspection - 10th Floor (Phase 2)	[illegible]	[illegible]	0%	[illegible]	[illegible]
00-C-105725	Plumbing Rough-in & Framing Inspections - 10th Floor (Phase 2)	[illegible]	[illegible]	0%	[illegible]	[illegible]
00-C-105750	Insulate & Rock Drywall Partitions, Drops & Bulkheads - 10th Floor (Phase 2)	[illegible]	[illegible]	0%	[illegible]	[illegible]
00-C-105775	Tape & Finish Drywall Partitions (Level 5 As Required) - 10th Floor (Phase 2)	[illegible]	[illegible]	0%	[illegible]	[illegible]

Start Date: 03/18/19
Finish Date: 01/07/20
Data Date: 04/01/19
Run Date: 04/10/19

Page 5 of 7

Milestone
Remaining Work
Actual Milestone
Actual Work

PREIT Headquarters Relocation
One Commerce Square - Floors 10 & 11

Preliminary Project Schedule - Status as of April 1, 2019
Based on Project Award by May 1, 2019 with Phase 1 Construction Starting July 1, 2019 and Phase 2 Construction Starting September 3, 2019

INTECH

A-3

Activity ID	Activity Description	Orig Dur	Rem Dur	% Comp	Start	Finish
00-C-105800	Frame Drywall Ceilings - 10th Floor (Phase 2)	3	3	0%	10/14/19	10/16/19
00-C-105825	Survey Prep & Level Concrete Slab for Office Demountable Glass Partitions - 10th Floor (Phase 2)	10	10	0%	10/14/19	10/25/19
00-C-105850	Install Knockdown Door Frames - 10th Floor (Phase 2)	4	4	0%	10/16/19	10/21/19
00-C-105875	Paint Exposed Ceiling Areas, Prime & Finish Paint (1st Color Coat) Walls, Soffits & Ceilings - 10th Floor (Phase 2)	15	15	0%	10/17/19	11/06/19
00-C-105900	Install Wood Base - 10th Floor (Phase 2)	3	3	0%	10/23/19	10/25/19
00-C-105925	Rough-in Sprinklers @ Drywall Ceilings - 10th Floor (Phase 2)	3	3	0%	10/21/19	10/23/19
00-C-105950	Rough-in Lighting @ Drywall Ceilings - 10th Floor (Phase 2)	5	5	0%	10/21/19	10/25/19
00-C-105975	Install VCT and Luxury Vinyl Tile - 10th Floor (Phase 2)	5	5	0%	10/21/19	10/25/19
00-C-106000	Install Panelboards & Transformers, Terminate & Branch Circuits - 10th Floor (Phase 2)	10	10	0%	10/21/19	11/01/19
00-C-106025	Install Acoustical Ceiling Grid & Tile Cuts - 10th Floor (Phase 2)	15	15	0%	10/21/19	11/08/19
00-C-106050	Install Light Fixtures @ Acoustical Ceiling Grid - 10th Floor (Phase 2)	15	15	0%	10/25/19	11/14/19
00-C-106075	Install Millwork - 10th Floor (Phase 2)	26	26	0%	10/25/19	11/29/19
00-C-106100	Rock, Tape & Finish Drywall Ceilings - 10th Floor (Phase 2)	5	5	0%	10/28/19	11/01/19
00-C-106125	Install Tele/Data Outlets - 10th Floor (Phase 2)	5	5	0%	10/31/19	11/06/19
00-C-106150	Ceramic Tile ADA Toilet Rooms - 10th Floor (Phase 2)	5	5	0%	11/01/19	11/07/19
00-C-106175	Install GRDs, HVAC Trim & Finishes - 10th Floor (Phase 2)	10	10	0%	11/01/19	11/14/19
00-C-106200	Install Lighting Control Equipment & Devices - 10th Floor (Phase 2)	10	10	0%	11/01/19	11/14/19
00-C-106225	Install Sound Masking Cabling, Equipment & Devices - 10th Floor (Phase 2)	10	10	0%	11/01/19	11/14/19
00-C-106250	Install Plaster Finish @ Conference Room Ceiling - 10th Floor	3	3	0%	11/04/19	11/06/19
00-C-106275	Install Telescopic Glass Partition 2 Conference Room - 10th Floor (Phase 2)	2	2	0%	11/07/19	11/08/19
00-C-106300	Install Pneumatic T-Stats & Control Devices - 10th Floor (Phase 2)	5	5	0%	11/07/19	11/13/19
00-C-106325	Install Fire Alarm Equipment & Devices - 10th Floor (Phase 2)	10	10	0%	11/07/19	11/20/19
00-C-106350	Install Plumbing Fixtures @ ADA Toilet Rooms - 10th Floor (Phase 2)	3	3	0%	11/08/19	11/12/19
00-C-106375	Install Wood Doors & Hardware - 10th Floor (Phase 2)	5	5	0%	11/08/19	11/14/19
00-C-106400	Install Ceramic Wall Tile - 10th Floor (Phase 2)	10	10	0%	11/08/19	11/21/19
00-C-106425	Install Pendant & Surface Mounted Light Fixtures, Trim out Recessed Downlights - 10th Floor (Phase 2)	15	15	0%	11/08/19	11/29/19
00-C-106450	Install Glass Office Fronts - 10th Floor (Phase 2)	15	15	0%	11/08/19	11/29/19
00-C-106475	Install Stone Flooring - 10th Floor (Phase 2)	15	15	0%	11/08/19	11/29/19
00-C-106500	Install Operable Folding Partition @ Conference Room - 10th Floor (Phase 2)	2	2	0%	11/11/19	11/12/19
00-C-106525	Install Motorized Shade @ Telescopic Glass Partition - 10th Floor (Phase 2)	2	2	0%	11/11/19	11/12/19
00-C-106550	Cutback Sprinklers, Install Escutcheon Plates @ Acoustical Ceilings - 10th Floor (Phase 2)	5	5	0%	11/11/19	11/15/19
00-C-106575	Install Toilet Accessories @ ADA Toilet Rooms - 10th Floor (Phase 2)	2	2	0%	11/13/19	11/14/19
00-C-106600	Programming and Startup ATC System - 10th Floor (Phase 2)	5	5	0%	11/14/19	11/20/19
00-C-106625	Above Ceiling Inspections & Punch Lists - 10th Floor (Phase 2)	5	5	0%	11/15/19	11/21/19
00-C-106650	Install Back-Painted Glass Wall Panels - 10th Floor (Phase 2)	5	5	0%	11/15/19	11/21/19
00-C-106675	Install Vinyl Wall Covering - 10th Floor (Phase 2)	10	10	0%	11/15/19	11/29/19
00-C-106700	Touch-up Drywall, Final Paint (2nd Color Coat) - 10th Floor (Phase 2)	13	13	0%	11/15/19	12/04/19
00-C-106725	Install Carpet Tile - 10th Floor (Phase 2)	13	13	0%	11/15/19	12/04/19
00-C-106750	Install Perforated Metal Ceiling @ Conference Room - 10th Floor	10	10	0%	11/18/19	12/02/19
00-C-106775	Startup and Check-out Mechanical Equipment - 10th Floor (Phase 2)	5	5	0%	11/21/19	
00-C-106800	Install Fabric-Wrapped Wall Panels - 10th Floor (Phase 2)	5	5	0%	11/22/19	11/29/19
00-C-106825	Develop and Complete Work to Complete List - 10th Floor (Phase 1)	8	8	0%	11/22/19	12/04/19
00-C-106850	Install Acoustical Ceiling Tile - 10th Floor (Phase 2)	8	8	0%	11/22/19	12/04/19
00-C-106875	Install Faucets & Sinks @ Catering & Pantry Millwork - 10th Floor (Phase 2)	3	3	0%	11/26/19	11/29/19
00-C-106900	Install Trim-out Electrical Devices - 10th Floor (Phase 2)	4	4	0%	11/27/19	12/04/19
00-C-106925	Install Misc Specialties & Appliances - 10th Floor (Phase 2)	4	4	0%	11/27/19	12/04/19
00-C-106950	Install PREIT Logo Sign (Reception Area) - 10th Floor (Phase 2)	3	3	0%	12/02/19	12/04/19

Start Date: 03/18/19
Finish Date: 01/07/20
Data Date: 04/01/19
Run Date: 04/10/19

Milestone / Remaining Work / Actual Milestone / Actual Work

PREIT Headquarters Relocation
One Commerce Square - Floors 10 & 11

Preliminary Project Schedule - Status as of April 1, 2019
Based on Project Award by May 1, 2019 with Phase 1 Construction Starting July 1, 2019 and Phase 2 Construction Starting September 3, 2019

INTECH

Page 6 of 7

Activity ID	Activity Description	Orig Dur	Rem Dur	% Comp	Start	Finish
00-C-106975	Install Appliances - 10th Floor (Phase 2)	3	3	0%	12/02/19	12/04/19
00-C-107000	Install Rubber Base - 10th Floor (Phase 2)	5	5	0%	12/05/19	12/11/19
[illegible]						
00-C-108000	Construction Temporary Use of Core Toilet Rooms - 10th Floor (Phase 2)	24	24	0%	09/03/19	10/04/19
00-C-108025	Shutdown Water Service @ Core Toilet Rooms - 10th Floor (Phase 2)	0	0	0%	10/07/19	
00-C-108050	Remove Existing Plumbing Fixtures @ Core Toilet Rooms - 10th Floor (Phase 2)	3	3	0%	10/07/19	10/09/19
00-C-108075	Safe-off & Disconnect, Remove Electrical Devices, Fixtures & Wire @ Core Toilet Rooms - 10th Floor (Phase 2)	3	3	0%	10/07/19	10/09/19
00-C-108100	Demo Floor, Walls & Ceiling, Remove Vanity Tops @ Core Toilet Rooms - 10th Floor (Phase 2)	6	6	0%	10/07/19	10/14/19
00-C-108125	Finish & Install Metal Stud Wall Framing @ Core Toilet Rooms - 10th Floor (Phase 2)	3	3	0%	10/15/19	10/17/19
00-C-108150	Install Vanity Supports and Toilet Partition Overhead Support Steel @ Core Toilet Rooms - 10th Floor (Phase 2)	5	5	0%	10/15/19	10/22/19
00-C-108175	Rough-in Electric @ Core Toilet Rooms - 10th Floor (Phase 2)	3	3	0%	10/17/19	10/18/19
00-C-108200	Rock Drywall Partitions @ Core Toilet Rooms - 10th Floor (Phase 2)	3	3	0%	10/18/19	10/22/19
00-C-108225	Install Core Light Fixtures @ Core Toilet Rooms - 10th Floor (Phase 2)	2	2	0%	10/23/19	10/24/19
00-C-108250	Frame Drywall Ceilings @ Core Toilet Rooms - 10th Floor (Phase 2)	3	3	0%	10/25/19	10/29/19
00-C-108275	Install Light Fixtures in Drywall Ceilings @ Core Toilet Rooms - 10th Floor (Phase 2)	3	3	0%	10/29/19	10/31/19
00-C-108300	Rework/Relocate Sprinkler Heads @ Core Toilet Rooms - 10th Floor (Phase 2)	2	2	0%	10/30/19	10/31/19
00-C-108325	Install GRDs in Drywall Ceilings @ Core Toilet Rooms - 10th Floor (Phase 2)	2	2	0%	10/30/19	10/31/19
00-C-108350	Rock Drywall Ceilings @ Core Toilet Rooms - 10th Floor (Phase 2)	3	3	0%	10/31/19	11/04/19
00-C-108375	Tape & Finish Drywall Partitions and Ceilings @ Core Toilet Rooms - 10th Floor (Phase 2)	4	4	0%	11/04/19	11/07/19
00-C-108400	Install Vanity Tops @ Core Toilet Rooms - 10th Floor (Phase 2)	3	3	0%	11/06/19	11/08/19
00-C-108425	Install Ceramic Wall & Floor Tile @ Core Toilet Rooms - 10th Floor (Phase 2)	5	5	0%	11/11/19	11/15/19
00-C-108450	Install Electrical & Fire Alarm Devices @ Core Toilet Rooms - 10th Floor (Phase 2)	1	1	0%	11/18/19	11/18/19
00-C-108475	Paint Walls & Ceilings @ Core Toilet Rooms - 10th Floor (Phase 2)	2	2	0%	11/18/19	11/19/19
00-C-108500	Install Plumbing Fixtures @ Core Toilet Rooms - 10th Floor (Phase 2)	4	4	0%	11/20/19	11/25/19
00-C-108525	Install Toilet Partitions @ Core Toilet Rooms - 10th Floor (Phase 2)	3	3	0%	11/22/19	11/26/19
00-C-108550	Install Door Hardware @ Core Toilet Rooms - 10th Floor (Phase 2)	1	1	0%	11/25/19	11/25/19
00-C-108575	Install Mirrors & Toilet Accessories @ Core Toilet Rooms - 10th Floor (Phase 2)	2	2	0%	11/25/19	11/26/19
00-C-108600	Install P-Lam Apron @ Core Toilet Rooms - 10th Floor (Phase 2)	1	1	0%	11/26/19	11/26/19
00-C-108625	Develop & Complete Pre-Punch List, Clean-up Core Toilet Rooms - 10th Floor (Phase 2)	5	5	0%	11/27/19	12/04/19
[illegible]						
00-C-109000	Programming, Test & Certify Fire Alarm System - 10th Floor (Phase 2)	5	5	0%	11/21/19	11/27/19
00-C-109025	Landlord/Architect Walk-Through, Develop and Issue Punch List - 10th Floor (Phase 2)	2	2	0%	12/05/19	12/06/19
00-C-109050	Test & Balance HVAC System - 10th Floor	10	10	0%	12/05/19	12/18/19
00-C-109075	Install Tenant FF&E - 10th Floor (Phase 2)	10	10	0%	12/09/19	12/20/19
00-C-109100	Address Landlord/Architect Punch List, Final Cleaning - 10th Floor (Phase 2)	10	10	0%	12/09/19	12/20/19
00-C-109125	Make Final Electrical & Tele/Data Connections to To Furniture - 10th Floor (Phase 2)	5	5	0%	12/16/19	12/20/19
00-C-109150	L & I Final Inspections/Issue Certificate of Occupancy - 10th Floor (Phase 2)	5	5	0%	12/16/19	12/20/19
00-C-109175	FF & E Complete/Ready for Tenant Move-in - 10th Floor (Phase 2)	0	0	0%		12/20/19
00-C-109200	Substantial Completion - 10th Floor (Phase 2)	0	0	0%		12/20/19
00-C-109225	Landlord/Architect Final Walk-Through & Re-inspection - 10th Floor (Phase 2)	1	1	0%	12/23/19	12/23/19
00-C-109250	Address Landlord/Architect Final Punch List Items, Touch-up Cleaning - 10th Floor (Phase 2)	5	5	0%	12/24/19	12/31/19
00-C-109275	Tenant Final Walk-Through & Inspection - 10th Floor (Phase 2)	1	1	0%	01/02/20	01/02/20
00-C-109300	Address Tenant Final Punch List Items - 10th Floor (Phase 2)	3	3	0%	01/03/20	01/07/20
Project Close-out		20	20		12/09/19	01/07/20
00-C-000000	Owner Training	10	10	0%	12/09/19	12/20/19
00-C-000025	Submit Close-out Documentation (As-Builts, Warranties, O & M Manuals, etc.)	20	20	0%	12/09/19	01/07/20

Start Date: 03/18/19
Finish Date: 01/07/20
Data Date: 04/01/19
Run Date: 04/10/19

Milestone / Remaining Work / Actual Milestone / Actual Work

PREIT Headquarters Relocation
One Commerce Square - Floors 10 & 11

Preliminary Project Schedule - Status as of April 1, 2019
Based on Project Award by May 1, 2019 with Phase 1 Construction Starting July 1, 2019 and Phase 2 Construction Starting September 3, 2019

INTECH

Page 7 of 7

A-4